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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): May 8, 2003
                                                         -------------------


                           ALLEGIANT BANCORP, INC.
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           (Exact Name of Registrant as Specified in Its Charter)


                                  MISSOURI
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               (State or Other Jurisdiction of Incorporation)


               000-10849                               43-1262037
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        (Commission File Number)          (I.R.S. Employer Identification No.)


           10401 Clayton Road, St. Louis, Missouri       63131
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             (Address of principal executive offices) (Zip Code)

                                314-692-8200
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            (Registrant's telephone number, including area code)




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ITEM 9.  REGULATION FD DISCLOSURE.

         On May 8, 2003, Allegiant Bancorp, Inc. ("Allegiant"), a registered bank holding company under the Bank Holding Company Act of 1956, as amended, issued a press release concerning the damage suffered by two branches of Allegiant Bank located in De Soto, Missouri in the severe weather that hit De Soto on Tuesday, May 6, 2003. The press release is attached hereto as
Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b) Not applicable.

         (c) Exhibits Required by Item 601 of Regulation S-K:

                   See the Exhibit Index.





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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated May 8, 2003.


                                  ALLEGIANT BANCORP, INC.


                                  By /s/ Jeffrey S. Schatz
                                    --------------------------------------------
                                    Jeffrey S. Schatz
                                    Executive Vice President and Chief Financial
                                    Officer




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                                EXHIBIT INDEX
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Exhibit No.       Description
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99                Press Release of Allegiant Bancorp, Inc., issued May 8, 2003.





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